UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): May 12, 2011

Hanger Orthopedic Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 12, 2011, Hanger Orthopedic Group, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted on the following proposals:

•                                          The election of Ivan R. Sabel, Thomas F. Kirk, Thomas F. Cooper, Cynthia L. Feldmann, Eric A. Green, Stephen E. Hare, Isaac Kaufman, Peter J. Neff and Bennett Rosenthal to the Company’s Board of Directors for a one-year term to hold office until the Company’s 2012 Annual Meeting of Stockholders and until their successors are elected and qualified;

•                                          to hold a stockholder advisory vote on the compensation of the Company’s named executive officers;

•                                          to hold a stockholder advisory vote on the frequency of holding future advisory votes on the compensation of the Company’s named executive officers;

•                                          to approve an amendment to the Company’s Certificate of Incorporation providing for the removal of the class of Non-Voting Common Stock;

•                                          to approve an amendment to the Company’s Certificate of Incorporation to permit amendments to the Company’s By-Laws by the Company’s Board of Directors;

•                                          to approve an amendment to the Company’s Certificate of Incorporation to remove duplicative provisions and make certain other non-substantive changes;  and

•                                          to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors for the Company for the fiscal year ending December 31, 2011.

As of March 17, 2011, the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 33,384,700 shares of the Company’s Common Stock were outstanding and eligible to vote.  Approximately 87.12% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for stockholder approval at the Annual Meeting:

Proposal 1: Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Ivan R. Sabel	26,368,336	805,644	1,910,907
Thomas F. Kirk	26,845,016	328,964	1,910,907
Thomas F. Cooper	20,979,452	6,194,528	1,910,907
Cynthia L. Feldmann	26,481,064	692,916	1,910,907

Eric A. Green	21,462,246	5,711,734	1,910,907
Stephen E. Hare	26,598,615	575,365	1,910,907
Isaac Kaufman	26,844,614	329,366	1,910,907
Peter J. Neff	21,462,684	5,711,296	1,910,907
Bennett Rosenthal	25,272,808	1,901,172	1,910,907

Proposal 2: Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

20,432,607	6,702,192	39,181	1,910,907

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

24,732,890	32,232	2,392,945	15,913	1,910,907

Proposal 4: Amendment to the Company’s Certificate of Incorporation to Remove the Class of Non-Voting Common Stock

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

28,896,741	137,314	50,832	N/A

Proposal 5: Amendment to the Company’s Certificate of Incorporation to Permit Amendments to the Company’s Bylaws by the Company’s Board of Directors

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

19,718,443	7,411,028	44,509	1,910,907

Proposal 6: Amendment to the Company’s Certificate of Incorporation to Remove Duplicative Provisions and Make Certain Other Non-Substantive Changes

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

28,896,105	140,428	48,354	N/A

Proposal 7: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

27,937,295	1,009,071	138,521	N/A

The Company has considered the results from the Annual Meeting on Proposal 3, the non-binding stockholder advisory vote on the frequency of future Say on Pay votes, and, in view of the voting results and other factors taken into consideration, the Company has decided that it will hold an advisory vote on the compensation of its named executive officers every year until the next required stockholder advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By:	/s/Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated: May16, 2011